Sino Agro Food

Sino Agro Food
Company Presentation
Q2 2014







Company overview

- Vertically integrated seafood and beef producer in China
  - Development, production and distribution of high quality seafood and beef
  - Operates in high growth food segments seafood & beef due to China's rising middle class and the urbanized population's demand for higher value and quality food
  - Benefiting from PRC government policies stimulating food production with tax exemption and other subsidies
- Revenue growth from 14 US$m in 2006 to 261 US$m in 2013 - CAGR of 52%
  - 2013 EBITDA margin of 37%

Core operations

Division	Aquaculture	Beef cattle
Products	 	 
Gross margin(1)	38%	36%
Share of group revenues(2)	 54%	 35%

Geographic presence



Cattle
Qinghai Province, Xining City
Cattle
Hunan Province, Linli District
Aquaculture, Cattle, Vegetable plantation
Guangdong Province, Enping

Sino Agro Food

(1) FY13. Includes both Goods sold and Consulting & Services revenue.
(2) Vegetable plantation share of revenue is not depicted.

History

- Founded by Mr. Solomon Lee 2006 in Guangzhou, China
- 5-year plan initiated in 2010 focussing on recirculating aquaculture and beef cattle production
- SIAF's main role has shifted from an agribusiness technology and service provider to a producer and marketer of food products

2006
- Initiates business activity in China

2009
- Acqusition of Vegetable plantation in Guangdong and SJAP beef cattle farm in Qinghai
- Construction of 1st Fish Farm

2010
- Begins stocking fish in 1st Fish Farm

2012
- Development of wholesale operations and distribution network

2013
- SJAP Beef cattle farm awarded Dragon Head status
- Vertical integration into meat processing

2014
- Awarded landmark prawn farm contract in Pearl River delta. 300 000 MT p.a. framework volume

Revenue 2006-2013



14
16
16
22
11
52
139
261
2006
2007
2008
2009
2010
2011
2012
2013
Sale of food products
Consulting & Services

Sino Agro Food

Sideways shareprice development during 2013

Share price development 2013



Share price (US$)
million shares traded
0,63
0,58
0,53
0,48
0,43
0,38
0,33
6,00
5,00
4,00
3,00
2,00
1,00
0,00
Apr-13
Jun-13
Aug-13
Oct-13
Dec-13
Feb-14
Volume (million)
SIAF
Hang Seng Rebased

Shareholder structure



2,7%
0,8%
0,2%
0,0%
8,1%
10,0%
13,4%
64,8%
Free float
Avanza Pension
Nordnet Pension
Solomon Lee
Nils-Erik Sandberg
Daniel Ritchey
Anthony Soh
George Yap

Sino Agro Food

Aquaculture operations

- SIAF's largest business division
- Rearing and distribution of aquatics including fish and prawns
- Development of Recirculating Aquaculture System (RAS) farms together with local Chinese investors
- SIAF is the world's largest operator and developer of RAS aquaculture farms (APRAS)
  - Competitive edge vs. traditional outdoor dams
- 2013 Revenue of 140 US$m, gross profit margin of 33%


Sleepy Cod


Grow-out tanks Fish farm 1


Western White Shrimp


Grow-out tanks Prawn Farm 1

SIAF's APRAS vs. conventional open dam aquaculture farming

Item	SIAF's APRAS aquatic farms	Conventional Chinese open dam culture
Labour requirement p.a.	1 worker per 50MT*	1 worker per 6MT
Dam water usage	Water recycled	Changed every year
Energy requirement	2.5% of production cost	No specified records
Harvesting	All year round	Once or twice p.a.
Subject to seasonal variation	No	Yes
Subject to disease	No	Yes
Use of antibiotics and chemicals	No	Yes
Mortality rate	8% or less	Above 25%
Feed to fish conversion rate	2 to 1	4.5 to 1
Aquatic production per land unit p.a.	~1600 MT/acre	~40 MT/acre

Share of group revenue


54%

Sino Agro Food

Selection of SIAF's APRAS aquatic farms


A1

Grow-out tanks, Fish Farm 1 (FF1)


GUANGDONG
Hong Kong

Zhongshan 1,300 acre prawn & hydroponics farm project area



Grow-out tanks, Prawn Farm 1



Hatchery and Nursery grow-out, Prawn Farm 2

Cattle operations

- Rearing of beef cattle, slaughter and meat processing mainly Qinghai province
  - Vertically integrated from fertilizer and feedstock to value-added meat products
  - Operating high-yield cattle operations in a rural region with outdated agriculture practices



Livestock feed products



Beef cattle in SIAF's cattle houses

Farming model


Current primary production
(tax exempt)
Completion of slaughterhouse in Q1 2014
Livestock feed
Cattle
Fertiliser
Slaughter
Deboning
Value-added meat sales

Share of group revenue


35%

Cattle operations in Qinghai province



Baling of silage



SJAP Beef cattle houses during winter



Beef Cattle in SJAP's cattle houses



Slaughter at SJAP slaughter and meat processing facility

Financial highlights

Group Revenue (US$m)


5-year plan focusing on cattle and aquaculture
CAGR: 16%
CAGR: 188%
14
16
16
22
11
52
139
261
2006
2007
2008
2009
2010
2011
2012
2013

Revenue and EBITDA


Revenue
EBITDA
EBITDA Margin
70%
62%
36%
47%
59%
41%
46%
37%
14
10
16
10
16
6
22
10
11
6
52
21
139
64
261
96
2006
2007
2008
2009
2010
2011
2012
2013

Net Tangible Assets


CAGR: 30%
CAGR: 67%
20
35
36
43
60
111
189
278
2006
2007
2008
2009
2010
2011
2012
2013

Capital Expenditure


Capex
Capex / Sales
141%
234%
37%
18%
147%
20
38
6
4
16
14
44
93
2006
2007
2008
2009
2010
2011
2012
2013

Sino Agro Food



Vertical integration in the food value chain

- SIAF is vertically integrated from feed and breeding stock production to wholesale distribution of processed food products.
  - Improved quality, product yield and margins
  - Key to maintaining high food safety and quality assurance in an otherwise low-quality environment
  - Lower dependency on 3rd parties with less exposure to commodity price volatility
- Unlike Europe and North America, Chinese food and agribusiness groups are highly vertically integrated

Food value chain

Activity type	Production support	UPSTREAM Food production	DOWNSTREAM Processing and wholesaling of food products
Purpose	Quality assurance, price control, supply assurance	Core revenue generation	Margin uplift, end-consumer and marketing control, proprietary brands, increased barriers of entry
SIAF activities	• Aquaculture R&D • Rearing of prawn broodstock • Feed and Fertilizer production • Securing supply of young beef cattle • Development and education of manufacturers and suppliers	• Food production • Project development	• Meat and vegetable processing • Marketing and distribution • Treatment and recycling of cattle and fish waste











Partnering with Chinese joint venture investors in agribusiness projects

- Agribusiness projects are executed with Joint Venture Partners through Sino Foreign Joint Venture (SFJV) companies together with targeted local and regional Chinese investors
  - The Chinese investor is responsible for procuring land and local labour, while SIAF provide technology, engineering expertise, supply chain and a share of the project financing
- The SFJV model enable the project financing and provide operational flexibility together with PRC government backing - which is key to the success of the JV's
- SIAF have completed five SFJV's in China with four SFJV project company applications pending regulatory approval

Process overview

1. Attracting the JV partner
Prospective investors visit established SIAF farms

2. Formation of the JV
SJVC agreements are executed with Chinese investors for project delivery

3. Set up of ownership structure
(1) Chinese investor contributes land while SIAF provides consultancy and project management service
(2) SIAF and its JV partner pay for their respective share of capex
(3) SIAF is given the option to retain majority ownership

4. SIAF Ownership increase
SIAF normally increases ownership to 75%
SIAF's main source of income from the project before operations start generating revenues and the JV share is hiked to 75% is derived from management and sales commission fees



1. SIAF at a glance
2. Corporate Strategy
3. Industry Overview
4. Financial Review

Appendix

Industry Overview

1 Economic outlook in China

- The OECD expects that **China's real GDP will grow by 8.9% in 2014**[1]
- The strong growth in China has delivered major improvements in living standards and poverty has been reduced dramatically recently with China graduating from lower to upper middle-income status[2]
- Agricultural employment has been falling for a decade at an average rate of 3.5% annually, with massive migration from the countryside to cities. **Continuing migration of workers out of agriculture is expected to help boost farming profitability, leading to further gains from mechanisation**[1]

2 Agriculture in China[3]

- China is the world's largest agricultural economy
- **Food is the largest class of household expenditure for all Chinese income groups**
- Government support to the agricultural sector indicates that **policymakers are placing strong support on food production**
- Higher incomes lead to **preferences for high-value food such as beef and seafood resulting in significant market growth**

3 The market for aquatic and aquaculture in China[4]

- **China is the world's largest aquatic producer** and its market share has risen from 7% in 1961 to 35% by 2010[5]
- **China is the world largest aquaculture producer** with total cultured aquatic production accounting for ~70% of world total
- Prices for aquatic products are expected to grow in 2013 due to increases in the price of feed and other inputs
- Development of processing, distribution and improved consumer affluence boosts demand for more diversified diets, including seafood
- **Demand has increased for imported frozen aquatic products commonly available in supermarkets**
  - Product identification such as brands and country of origin are important tools to attract consumer interest

4 The market for beef and meat in China

- By 2015 **total meat output is estimated to 85 million tons, of which ~63% is pork**[6]
- Since 2007 China has gradually turned into a net importer of meats from previously maintaining self-sufficiency in meat [6]
- Beef consumption has risen steadily over the last few years; rising incomes, dietary shift and urbanization are key drivers
  - **Beef consumption is expected to rise by 24% per capita in the coming decade**
  - Beef is a niche product in China today accounting for only 8% of per capita meat consumption[7][8]
- **Further regulation of China's beef industry will likely ensure sufficient supply of cattle and promote beef industry development**[8]

Sino Agro Food

1) OECD Economic Outlook No. 92 (database) / OECD economic surveys: China 2013
2) The World Bank; China 2030, Building a Modern, Harmonious, and Creative Society, 2013
3) USITC: China's Agricultural Trade: Competitive Conditions and Effects on U.S. Exports, March 2011
4) USDA's GAIN Report Number: CH12073 per 12/28/2012
5) The State of World Fisheries and Aquaculture 2012, FAO
6) China and Hong Kong: Food Opportunities for Maine, March 2012
7) Rabobank
8) Frost & Sullivan: China's beef market has great growth potential

1 Economic Outlook in China

China's real GDP growth estimated to 8.9% in 2014 with growth during next 10Y forecasted to average 8%[1]

- China's economy is at present second only to that of the United States, having overtaken Japan's role as number two in 2010[2]
  - China's real GDP estimated to grow by 8.9% in 2014[1]
  - China is expected to become the worlds' largest economy in 2017 with 18.3% of the world economy[3]
- The strong growth in China has delivered major improvements in living standards and poverty has been reduced dramatically[4] Based on World Bank classification, China recently graduated from lower to upper middle-income status
  - A growing emphasis on improving access to health and education as well as high investments in infrastructure has spread the benefits of growth nationally including rural areas, where incomes have enjoyed consistently strong gains
  - Recent simulations suggest that China could maintain high, though gradually easing, growth during the current decade, averaging 8% in per capita terms
- The share of the population aged 20 to 64 in the total population is expected to peak soon, and the elderly dependency ratio will continue to rise, exerting downward pressure on saving rates
  - Agricultural employment has been falling for a decade at an average rate of 3.5% annually, with migration from the countryside to cities. Continuing migration of workers out of agriculture is expected to boost farming profitability, leading to gains from more mechanisation
    - Consolidation of farms into bigger units may occur provided that the laws governing the ownership of rural land-use rights are changed to allow the sale of use-rights and favour the rental market for agricultural land[5]

Real GDP growth



(%)
10,0
8,0
6,0
4,0
2,0
0,0
-2,0
2012A
2013E
2014E
Euro Area
USA
Brazil
Russia
India
China

Chinese and US share of global GDP



(% of global GDP)
25
20
15
10
5
0
2000
2002
2004
2006
2008
2010
2012
2014E
2016E
China
USA

Sino Agro Food

1) OECD Economic Outlook No. 92 (database)/OECD economic surveys: China 2013
2) The World Bank; China 2030, Building a Modern, Harmonious, and Creative Society [pages 3, 376-377], 2013
3) IMF, October 2012
4) The World Bank; China 2030, Building a Modern, Harmonious, and Creative Society, 2013 [pages 3, 376-377
5) OECD Economic Surveys China, March 2013 [Pages 20-21]]

2 Agriculture in China (1/2)

Government support to the agricultural sector indicates that policymakers are placing a renewed emphasis on the rural economy

Agriculture in Chinese economy

- China is the world's largest agricultural economy. It is the leading producer and consumer of many agricultural commodities such as pork and rice
  - China has historically been successful in meeting its rapidly rising demand for food and fiber by increasing domestic production, but has now emerged as a leading global importer of several agricultural commodities
- About 40% of China's population of 1.3 billion is employed in the agricultural sector with agriculture contributing ~11% to China's GDP[1]

Government support for agriculture

- The Chinese central government's current producer and consumer support[2] policy incentivises the transition from grain self-sufficiency and low consumer prices toward raising farm household incomes, placing a renewed emphasis on the rural economy
  - Indirect support, in the form of general services, is very high relative to similar support programs in other countries, due largely to investments in agricultural infrastructure
    - General services include modern research and extension services, food safety agencies, and agricultural price information services which provide benefits to producers and consumers throughout the economy[1]

Agricultural consumption

- China is a major global consumer of agricultural products
- The traditional Chinese diet centers around grains and starches staple foods which account for nearly one-half of the daily caloric intake
- Chinese food consumption is influenced by factors including population size, demographics, income, food prices, and general preferences
  - Per capita income growth and urbanization are the main factors responsible for altering recent consumption patterns
    - Rising income translates into higher per capita food consumption
    - Increasing urbanization is driving diversification of food choices because of greater availability and choice offered through increasingly diverse sales outlet. Urban diets contain less grain and more processed non staple food items compared to the rural diet. Rural migrants to cities tend to adopt the urban diet[1]

Investment into agricultural sector central government budget support[3]



(Billion Yuan in 2008 prices)
600
500
400
300
200
100
0
1984
1989
1994
1999
2004
2009

Per capita food consumption development 1980 - 2009[3]



(kg/person)
120
100
80
60
40
20
0
1980
1990
2000
2009
Rice
Wheat
Other grains
60
40
20
0
1980
1990
2000
2009
Milk
Meat
Fish

Sino Agro Food

(1) USITC: China's Agricultural Trade: Competitive Conditions and Effects on U.S. Exports, March 2011 [pages 1-1 and1-8]
(2) OECD: Producer and Consumer Support (PSE) is defined as the estimated monetary value of transfers from consumers and taxpayers to farmers, expressed as a percentage of gross farm receipts (defined as the value of total farm production at farmgate prices), plus budgetary support
(3) Feeding Growing Food Demand in China , Jikun Huang Center for Chinese Agricultural Policy Chinese Academy of Sciences, April 2012

2 Agriculture in China (2/2)

Higher incomes and urbanisation are leading to changing food preferences, including the demand for better quality and safer foods

Expenditure on food

- Food is the largest class of household expenditure for all Chinese income groups
- Urban residents spend substantially more on food than their rural counterparts
- Higher incomes lead to an increase in both the quantity and quality of food demanded
- Demand for higher quantities of food stabilise in top income households while demand for higher-quality foods continues to rise with income
- Spending on food consumed outside the home is rising
  - Most expenditures are made in restaurants. Although consumption away from the household is increasing, most foods are still eaten at home. The exception is meat, with about half of all meat consumed outside the home

Food preferences

- Higher incomes lead to changing food preferences, including demand for better quality, safer and more varied food
  - Income growth and urbanisation is expected to increase demand for a variety of higher quality foods
- Similar to other developing countries, the traditional Chinese diet comprises mostly of grains and other starch staples
  - Consumption of non-staple, higher-value foods such as meat (especially pork), dairy, fruits, vegetables, and processed food has grown significantly in the past three decades
    - 30% of the food currently consumed in China has been processed in some way
- The Chinese consume about four times as much pork as poultry, the second most popular animal protein
  - Pork consumption has been encouraged by improved cold storage distribution, as the product can be transported greater distances to reach more customers
  - Pork consumption levels are also high due to government support programs, including purchasing pork for reserves and occasionally subsidizing pork purchases for low-income consumers
- Food quality and safety are important factors affecting Chinese food preferences
  - High income urban groups that focus their expenditure on high-quality products also seek assurance that their food is safe
  - Safety concerns can determine where certain foods are bought: fresh produce is usually purchased at a wet market because fresher produce is perceived to be safer, while meats are increasingly bought at a supermarket because of the availability of cold storage[1]

Average per capita annual expenditure of urban households, 2009[2]


Miscellanous goods and services ; 4%
Food; 36%
Education, Cultural and Recreation Services; 13%
Transport & Communications ; 14%
Healthcare and Medical Services; 7%
Household Facilities, Articles and Services ; 6%
Residence; 10%
Clothing; 10%

Per capita food consumption in 2009, Urban and Rural split[3]


(kg)
120
100
80
60
40
20
0
Rice
Wheat
Fruits
Red meat and poultry
Milk
Urban
Rural

(1) USITC: China's Agricultural Trade: Competitive Conditions and Effects on U.S. Exports, March 2011 [pages 1-1 and1-8]
(2) China Statistical Yearbook 2011
(3) Feeding Growing Food Demand in China , Jikun Huang Center for Chinese Agricultural Policy Chinese Academy of Sciences, April 2012

3 The Market for Aquatic and Aquaculture in China

- China is the world largest aquaculture producer with production accounting for ~70% of world total

- China has the world's largest aquatic production and its market share has risen from 7% in 1961 to 35% by 2010[1]

Aquaculture
- After China opened up to the outside world in the 1980's, the aquaculture sector has been growing dramatically, becoming one of the fastest growing agriculture sectors[2]
- China is the world largest aquaculture producer accounting for ~70% of global aquaculture production
- Aquaculture acreage and investments in production expansion is slowing overall
  - Government officials relate that environmental concerns and the rapid industrialization/urbanization of China's coastal regions hamper further aquaculture expansion
- Fish is the most common type of seafood cultivated through aquaculture with a total production of 22.8 million tons, accounting for 69% of all aquatic fish production in 2011
  - Carp remains the most popular cultured freshwater fish accounting for 72% of total freshwater cultured fish production

Aquatic Consumption
- Development of processing, distribution and improved consumer affluence boosts demand for more diversified diets, including seafood
- Per capita consumption of aquatic products was 14.6 Kg per urban dweller and 5.4 Kg per rural inhabitant in 2011
  - Per capita consumption is expected to increase steadily, with strong growth potential in the rural sector
  - The per capita consumption of aquatic products is highest in coastal regions, such as Shanghai and Guangdong, and locations with relatively high disposable income
- Prices for aquatic products are expected to grow in 2013, reflecting increases in the price of feed and other inputs

Marketing
- Demand has increased for imported frozen aquatic products commonly available in supermarkets
  - Product identification such as brands and country of origin are important tools to attract consumer interest
  - With the proper display, high-value imported items can be promoted to customers
  - Importers claim high value U.S. seafood products are easy to sell in both first and second tier cities[3]

Aquatic CAGR by production method 2008-2011



2,1%
5,6%
4,6%
Wild catch
Fish Farming
Total Aquatic Production

Consumption Trends for Fish and other food types in China[4]



25,000
20,000
15,000
10,000
5,000
,0
2009
2010
2011
Other
Algae
Shrimp, Prawn & Crab
Shellfish
Fish

(1) The State of World Fisheries and Aquaculture 2012, FAO
(2) FAO – National Aquaculture Sector Overview China
(3) USDA's GAIN Report Number: CH12073 per 12/28/2012

4 The Market for Meat and Beef in China

China is the world's largest producer and consumer of meat including pork, poultry and beef with a 27% market share

- China is the world's largest producer and consumer of meat including pork, poultry and beef with a 27% market share
  - 2011 Meat production amounted to 79 million tons consisting of ~63% pork
    - 2015 meat production in is targeted to reach 85 million tons, consisting of ~63% pork according to the Government's 5-year plan
  - Since 2007 China has gradually turned into a net importer of meat from previously maintaining self-sufficiency in meat[1]

Meat Market Drivers

1. **Improved consumer purchasing power stimulate the growth of beef markets as beef sells at premium prices and traditionally goes beyond the population's affordable level**
   - Rising purchasing power has led to a dietary pattern change switching from consumption of traditional food grain to an increase in consumption of meat products
   - Chinese traditionally employ pork and chicken as meat sources due to beef being considered expensive
     - With the improvement of living standards Chinese have upgraded their meat consumption to include more beef
   - Consumption of red meat is perceived to have higher status than consumption of poultry or pork
2. **Chinese people's diet is becoming more diversified and healthy, introducing larger amounts of beef as beef has nutritional benefits to pork**
   - Beef has high protein content, low fat content with unsaturated fatty acids, thus making it a healthier kind of meat compared to pork
3. **Additional regulation of China's beef industry will likely strive to ensure sufficient supply of cattle and promote the development of the beef industry**
   - Chinese government policies are expected to support the adequate supply of cattle and improve the quality of beef products resulting in safer and healthier beef products and a more sophisticated beef consumption[2]

Expected increase in meat demand between 2012 and 2021 by region(3)


Latin America and Caribbean 18%
Africa 8%
Other 4%
Europe 6%
North America 8%
Asia and Pacific 56%

Consumption Trends for Pork, Beef, Poultry and Mutton in China[4]

(Per Capita Consumption in kilogram per year)


36
30
24
18
12
6
0
2006
2007
2008
2009
2010
2011
Urban
Rural

1) China's growing appetite for meats: Implications for World meat trade. A Multi-Client Study, April 2012
2) China and Hong Kong: Food Opportunities for Maine, Maine International Trade Center, March 2012
Frost & Sullivan: China's beef market has great growth potential
China's growing appetite for meats: Implications for World meat trade. A Multi-Client Study, April 2012
3) Meat - OECD-FAO Agricultural Outlook 2012-2021
4) 2011 China Statistical Yearbook Table 10-9 and 10-33

Sino Agro Food


SIAF

Income statement

- Significant revenue growth with maintained profitability
  - Rising COGS, increased production capacity and focus on high-growth food niche segments
- Slight above-peer margins due to sale of premium products and cost-efficient production
  - Lower GP margin FY13 due to lower share of high-margin Consulting & Services sales
- Low SG&A expense due to slim organizational structure with small HQ overhead
- No tax expense due to government stimulus of food production sector through tax exemption policies

Income statement			
US$m	**2011**	**2012**	**2013**
Sales	51,9	138,6	261,4
COGS	(26,4)	(68,2)	(158,6)
Gross profit	**25,5**	**70,4**	**102,8**
SG&A	(4,4)	(6,6)	(6,6)
EBITDA	**21,1**	**63,8**	**96,2**
D&A	(1,5)	(2,4)	(3,5)
EBIT	**19,6**	**61,4**	**92,7**
Extinguishment of debts	1,0	1,7	1,3
Net other income/expenses	0,4	0,4	0,8
Interest Expense	(0,0)	(0,3)	(0,4)
Taxes	0,0	0,0	0,0
Net Income	**21,1**	**63,3**	**94,4**
Key Ratios			
Sales Growth	*375%*	*167%*	*89%*
Gross profit Margin	*49%*	*51%*	*39%*
EBITDA Margin	*41%*	*46%*	*37%*
Net Margin	*41%*	*46%*	*36%*

Balance sheet

- Prudent financing policy with very limited financial leverage
  - Equity ratio of 90%
  - ND / EBITDA of 0,05x
- Growth in NTA due to increases in both retained earnings and additional paid-in capital
- High NWC/ Sales ratio due to generous credit terms to rural beef cattle farmers and inclusion of paid-up capital to future SFJV's for equity stake investments in *Deposits and prepaid expenses*

Balance sheet

US$m	2011	2012	2013
Current assets			
Cash and cash equivalents	1	8	1
Inventories	4	17	8
Deposits and prepaid expenses	15	47	92
Accounts receivable	28	53	82
Other current assets	26	8	4
Fixed assets			
Property and equipment	63	100	166
Goodwill	1	1	1
Other fixed assets	14	8	12
TOTAL ASSETS	**152**	**243**	**368**
Current liabilitites			
Accounts payable, accrued expenses	1	6	11
Interest bearing debt	0	3	4
Other current liabilities	15	14	19
Non-current liabilities			
Deferred dividends payable	-	3	-
Long term interest bearing debt	-	0	2
Total liabilities	**16**	**26**	**36**
Equity	**135**	**217**	**332**
TOTAL LIABILITIES AND EQUITY	**152**	**243**	**368**
Net Debt	(1,4)	(1,9)	4,7
ND / LTM EBITDA	*0,0x*	*0,0x*	*0,05x*
Equity ratio	*89%*	*89%*	*90%*
NWC / Sales	*44%*	*63%*	*59%*

Cash flow statement

- Increased goods production has improved operating cash flow generation very significantly since 2011
- Operating cash flow and to a lesser extent external equity finances aggressive expansion capex outlay in order to sustain high growth and capitalize on current favourable conditions for beef and prawn production projects – Capex / sales of 36%
- Cash conversion of 88% due to less build-up of NWC despite significant expansion

Statement of cash flows

US$m	2011	2012	2013
Net Income	21	63	94
Non-cash adjustments	2	3	3
Operating CF before ΔNWC	23	66	97
ΔNWC	(19)	(22)	(13)
Operating CF	**5**	**44**	**84**
Acquisition of property and equipment	(0)	(11)	(7)
Payment for investment in future SFJV's (	-	(6)	(35)
Payment for construction in progress	(1)	(7)	(51)
CF from Investing Activities	**(5)**	**(44)**	**(93)**
Short term bank loan raised	-	3	4
Short term bank loan repaid	-	-	(3)
Net proceeds of bonds	-	-	1
Dividends paid	(1)	(0)	(1)
CF from Financing Activities	**(1)**	**3**	**1**
Effects of FX rate changes on cash	(1)	0	1
ΔCash and cash equivalents	**(3)**	**3**	**(7)**
Cash beginning of period	4	1	8
Cash end of period	1	8	1
Stock issued for settlement of debts	12	18	17
Stock issued for services and employees	4,3	0,4	0,3
Non-cash equity financing transactions	**16**	**18**	**17**
Capex / Sales	10%	32%	36%
ΔNWC / Sales	36%	16%	5%
Cash conversion	22%	70%	88%



Corporate governance

- Founder, CEO and chairman of the board, Solomon Lee
- SEC reporting since 2011
- Contemplated NASDAQ listing with secondary listing on NASDAQ OMX Stockholm
  - Swedish investment group network with over 300 private and 20 corporate members
    - Sponsored private placements and ensuing listings of companies such as Nexam and Cassandra Oil
  - Main contributor to Swedish ownership

Corporate / legal structure



Sino Agro Food USA
Sino Agro Food Sweden Aktiebolag (publ)
Tri-way Industries Hong Kong
Capital Award Belize
Macau EIJI Macau
A Power Agriculture Development Macau
Fish Farm 1 China
Prawn Farm 2 China
Prawn Farm 1 China
HU Plantation(1) China
Cattle Farm 1 China
SJAP Beef China
Cattle Farm 2 China
HSA Beef China
Aquaculture
Cattle
Other

(1) HU Plantation is an independent business area from cattle operations.

Sino Agro Food

Board of directors and management

Board of directors

Solomon Lee
Chairman, founder and CEO
Australian citizen
- B.A. Major in Accounting and Economics from Monash University , Australia
- 45 years of business and project development experience
- Involved in building RAS facilities since 1986
- Managed own businesses since the 1980's, including export of primary produce and seafood from Australia to Asia since 1987
- CEO of Malaysian aquaculture developer 1993-2004

George Yap
Independent Director,
Chair of Adult Committee
Malaysian citizen
- Chartered accountant with >30 years of experience
- Member of Institute of Chartered Accountants in England and Wales since 1984
- Head of banking at CSFB in Sydney in 1990-1992
- CFO of the property and privatisation division of the Australian Department of Finance 1999-2000
- CFO of the Australian Parliament in 2000

Nils-Erik Sandberg
Independent Director
Chair of Compensation Committee
Swedish citizen
- President of the Jordan Fund, a Swedish investment group network, since 1990
- Adviser for Gustavia Energy and Commodities Fund since 2008
- Founded Hydrocarbon International HCI AB and Grauten Oil AB, both publicly traded Swedish oil companies, and served as their CEO in 1986-1993
- Previously director at International Petroleum Corporation, later Lundin Petroleum

Daniel Ritchey
Independent Director
US citizen
- MBA in Finance from Ohio State University
- Partner in DC Capital LLC, 3-D Oil & Gas and 3-D Ranch, a 2,200 head of cattle/1,500 head pig farm
- Previous positions as investment analyst and advisor for venture capital firms

Anthony Soh
Independent Director
Malaysian citizen
- LL.B (Hons) degree from University of Hull, England
- Partner in the law firm Edwin Lim Suren & Soh, Kuala Lumpur, Malaysia
- CEO and deputy CEO of Pontian United Plantations Berhad 2005-2013, a 39 000 acre palm oil plantation and palm mill

Key management team

Solomon Lee
Chairman, founder and CEO
Australian citizen
- B.A. Major in Accounting and Economics from Monash University , Australia
- 45 years of business and project development experience
- Involved in building RAS facilities since 1986
- Managed own businesses since the 1980's, including export of primary produce and seafood from Australia to Asia since 1987
- CEO of Malaysian aquaculture developer 1993-2004

Peter Tan
Chief Marketing Officer and Director
Malaysian citizen
- Head of the aquaculture division
- BA Major in Accounting and Economics in 1972
- 28 yrs of food industry experience
- MD of Malaysian gas appliance manufacturer since 2005
- Operating representative on board of directors

Michael Chen
Secretary and Director
Taiwanese citizen
- Director and business development manager of Capital Award since 2004
- Supervisor of Malaysian aquaculture developer 1995-2004
- Operating representative on board of directors


SINO AGRO FOOD, INC
美国一力农业集团有限公司广州代表处
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